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                                                                   EXHIBIT 10.70

                                LINE OF CREDIT

                            BUSINESS LOAN AGREEMENT


BORROWER: BIG 4 RANCH, INC.
          a Delaware corporation
          550 South Hope Street, Suite 1825
          Los Angeles, CA 90071

LENDER:   CITADEL HOLDING CORPORATION
          a Delaware corporation
          550 South Hope Street, Suite 1825
          Los Angeles, CA 90071


          THIS LINE OF CREDIT BUSINESS LOAN AGREEMENT between BIG 4 RANCH, INC., a Delaware corporation ("Borrower"), and CITADEL HOLDING CORPORATION, a Delaware corporation ("Lender"), is made and executed on the following terms and conditions. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all limes shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of the 29th day of DECEMBER, 1997 and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

   AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

   BORROWER. The word "Borrower" means BIG 4 RANCH, INC., a Delaware corporation.

   EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

   INDEBTEDNESS. The word "Indebtedness" means and includes the Line of Credit Promissory Note executed at even date herewith, together with all other obligations, debts, liabilities, extensions or renewals thereof.

   LENDER. The word "Lender" means CITADEL HOLDING CORPORATION, its successors and assigns.

   LOAN. The word "Loan" or "Loans" means and includes without limitation any and all Indebtedness.

   NOTE. The word "Note" means and includes without limitation The Line of Credit Promissory Note and Borrower's other promissory notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

   RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds

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   of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

   ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware. Borrower has the full power and authority to transact the businesses in which it is presently engaged or presently proposes to engage.

   AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

   FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

   LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

   LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

   BINDING EFFECT. This Agreement and the Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

   COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

   INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

   SURVIVAL OF REPRESENTATION AND WARRANTIES. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan disbursements to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

   REPAYMENT. Repay the Note in accordance with its terms and the terms of this Agreement.

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   LITIGATION.  Promptly inform Lender of (a) all material adverse changes in
   Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

   FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis ("GAAP"), and permit Lender to examine and audit Borrower's books and records at all reasonable times.

   ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

   INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including confirmations that coverages will not expire or be canceled or diminished without at least thirty (30) days' prior written notes to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

   INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy.

   OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

   LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

   TAXES, CHARGES AND LIENS. Pay and discharge when due all of its Indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies, and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as
   (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of assessments, taxes, charges, levies, liens, and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens, and claims against Borrower's properties, income, or profits.

   PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

   OPERATIONS. Substantially maintain its present executive and management personnel; and conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations.

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   INSPECTION.  Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

   ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence the Loans.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

   CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged or,
   (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell any of its properties or assets out of the ordinary course of business.

   DISTRIBUTIONS AND CORPORATE ORGANIZATION. Borrower shall make no distributions of any kind to shareholders, including without limitation dividends in cash, stock or other forms, shall make no loan or extend any credit to shareholders, shall not permit or consent to shareholders pledging or otherwise encumbering their shares of stock in Borrower or the right to receive dividends in the future, shall not repurchase any of Borrower's outstanding shares of stock, and shall not modify or amend Borrower's Certificate of Incorporation or Borrower's By-Laws.

   INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases; (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets; or (c) sell with recourse any of Borrower's accounts, except to Lender.

   OTHER BORROWINGS. Borrow from any person or entity other than Lender, whether such borrowing is secured or unsecured.

CESSATION OF DISBURSEMENTS.   If Lender has made any commitment to make any Loan
to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan disbursements or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower becomes insolvent files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

   DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

   OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

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   DEFAULT IN FAVOR OF THIRD PARTIES.  Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

   FALSE STATEMENT. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

   DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

   INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

   CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency.

   EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent or any Guarantor revokes any guaranty of the Indebtedness.

   CHANGE IN OWNERSHIP OR CONTROL. Any change in ownership of twenty-five percent (25%) or more of the ownership of Borrower, or if the majority of Borrower's directors are persons other than those nominated by the Board of Directors.

   FARMING PARTNERSHIPS. The sale, transfer or liquidation of Borrower's interest in those certain partnerships now known as Citadel Agricultural Partners No. 1, Citadel Agricultural Partners No. 2, or Citadel Agricultural Partners No. 3 (individually, "Farm Partnership" and collectively, the "Farm Partnerships"); the cessation of the Farm Partnerships to engage actively in the citrus crop cultivation business; the cessation of the Farm Partnerships to own any of the real property on which said partnerships are engaged in the citrus crop cultivation business; or Borrower fails to pay to Lender any cash distributions Borrower receives from the Farm Partnerships, except that Borrower may, upon Lender's approval, retain a portion of such cash distributions to cover Borrower's tax liability relating solely to such distributions.

   ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

   TERMINATION OF FARM MANAGEMENT AGREEMENT. The termination or expiration of that certain Farm Management Agreement, between Borrower and Big 4 Farming, LLC, for any reason or no reason whatsoever, whether by operation of Law, default by any party to such agreement, by mutual agreement between said parties or otherwise.


EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan advances or disbursements), and, at Lender's option, all Loans immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional.

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MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

   AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If either party brings any action against the other for the enforcement, interpretation or otherwise arising out of this Note, then, unless subject matter jurisdiction or venue vest exclusively in a different court, said action shall be filed and prosecuted in the Superior (or Municipal) Court of Los Angeles County, State of California, and Borrower hereby consents to the exclusive jurisdiction and venue of said court. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

   CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the Provisions of this Agreement.

   FURTHER ASSURANCES. From and after the date of this Agreement, Lender and Borrower shall do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to carry out the purpose of this Agreement in accordance with its terms.

   JURY TRIAL WAIVER. In the event that any controversy or claim between or among the parties arising from or relating to this Agreement, the Related Documents, the Loan, or any Indebtedness shall become the subject of a judicial action, each party hereby waives its respective right to trial by jury of the controversy or claim.

   COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

   NOTICES. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notice under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current addresses.

   SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

   SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

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   SURVIVAL.  All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

   LIMITATIONS AND TIME. Borrower's right to plead the statute of limitations as a defense to any and all of the obligations contained herein or secured hereby is waived to the full extent permitted by law. Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be the essence hereof.

   WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF DECEMBER ___, 1997.

BORROWER:

BIG 4 RANCH, INC., a Delaware corporation


     /s/ Edward L. Kane
By:  _______________________________
     Edward L. Kane
     Title:  President

LENDER:

CITADEL HOLDING CORPORATION,
a California corporation


By:  _______________________________
     Steve Wesson
     Title:  President

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                        LINE OF CREDIT PROMISSORY NOTE

PRINCIPAL AMOUNT:  $200,000.00                          DATE: DECEMBER 29, 1997

BIG 4 RANCH, INC., a Delaware corporation ("Borrower"), promises to pay to CITADEL HOLDING CORPORATION, a Delaware corporation ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Thousand & 00/100 Dollars ($200,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance.

DRAW DOWN PERIOD. Provided Borrower is otherwise in compliance with the terms and conditions of this Line of Credit Promissory Note ("Note") and the additional loan documents executed now or in the future in connection with this Note, Borrower may draw against this Note from time to time in such amounts as Borrower desires up to a maximum of Two hundred Thousand Dollars ($200,000) from the date hereof to and including the THIRD (3RD) ANNIVERSARY DATE of this Note ("DRAW DOWN PERIOD").

PAYMENT. Borrower will pay all outstanding principal plus all accrued unpaid interest under this Note on the FIFTH (5TH) ANNIVERSARY DATE hereof (" "). In addition, prior to the Maturity Date, Borrower shall make annual payments of accrued interest in arrears on the outstanding principal balance, beginning on January 1, 1999, and continuing thereafter on the same day of each year until the this Note is paid in full on the Maturity Date. Interest on this Note (i) shall be calculated based on the Interest Rate, as hereinafter defined, (ii) shall commence on the date of the first disbursement of funds under this Note, and (iii) shall continue to accrue until all amounts due hereunder have been paid in full. Borrower will pay Lender at Lender's address or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

INTEREST RATE. The Interest Rate on this Note is a fluctuating rate based on changes in the prime rate published from time to time by the Wall Street Journal (the "Index"). The Interest Rate to be applied to the outstanding principal balance of this Note means the rate equal to two (2) percentage (200 basis) points in excess of the Index. Interest shall be computed on the basis of a three-hundred sixty (360) day year and the actual number of days the outstanding principal, as the same may vary, remains unpaid. The Interest Rate shall change on the day the Wall Street Journal publishes a change in the Index. If the Index becomes unavailable during the term of this Note, Lender may designate a substitute index after notifying Borrower. Lender will advise Borrower of the then current Index rate upon Borrower's request. Anything to the contrary in this Note notwithstanding, interest shall not be charged or paid hereunder at a rate in excess of the maximum rate permitted by law, and in the event the Interest Rate exceeds the maximum rate permitted by law, the same shall be deemed to be a reduction of principal and shall be credited against the outstanding principal balance or refunded to Borrower at the option of Lender.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of this Note and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due ("Early Payments"). Early Payments will not, unless Lender agrees in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest or such other payments as may become due under this Note. Rather, Early Payments will reduce the then outstanding principal balance.

LATE CHARGE. If any payment is not made within ten (10) days of the due date therefor, Borrower shall be charged and shall pay a late charge equal to FIVE PERCENT (5%) of the unpaid portion of such payment.

LENDER'S RIGHTS. In the event Borrow fails to pay any installment on the due date therefor, Lender shall have the right to declare the unpaid principal balance on this Note and all accrued unpaid interest immediately due, without prior notice, and Borrower shall forthwith pay all amounts due hereunder. In the event Borrower fails to pay any amounts due hereunder, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable Interest Rate on this Note

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to FIVE (5) percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay, and Borrower also will pay Lender all costs or expenses associated therewith. Such costs include, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not a lawsuit if commenced, including attorneys' fees and legal expenses incurred in any bankruptcy proceedings affecting Borrower (including any action by Lender to modify or vacate any automatic stay or injunction), appeals, and any post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If either party brings any action against the other for the enforcement, interpretation or otherwise arising out of this Note, then, unless subject matter jurisdiction or venue vest exclusively in a different court, said action shall be filed and prosecuted in the Superior (or Municipal) Court of Los Angeles County, State of California, and Borrower hereby consents to the exclusive jurisdiction and venue of said court. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, cross-complaint or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of California.

LINE OF CREDIT. This Note evidences a revolving line of credit. Disbursements under this Note may be requested either orally or in writing by any person designated by Borrower to have such authority. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instruction, or directions by telephone or otherwise to Lender are to be directed to the telephone number and address designated by Lender in writing. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records. Lender will have no obligation to disburse funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has used funds disbursed pursuant to this Note for purposes other than those authorized by Lender. Lender hereby authorizes and limits the moneys disbursed under this Note for use only in connection with Borrower's farm management business.

GENERAL PROVISIONS. No forbearance, delay or failure to act by Lender shall constitute a wavier of any powers, rights or remedies of Lender under this Note. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note, or release any party or guarantor or collateral without releasing any other party, guarantor or collateral. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made.

BORROWER:

     BIG 4 RANCH, INC.,
     a Delaware corporation

     /s/ Edward L. Kane
By:  ___________________________
     Edward L. Kane
     Title:  President

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